SEI INSTITUTIONAL MANAGED TRUST

Core Fixed Income Fund
Conservative Income Fund
Tax-Free Conservative Income Fund
(the "Funds")

Supplement Dated June 5, 2020
to the Class F Shares Prospectus, Class I Shares Prospectus and Class Y Shares Prospectus,
each dated January 31, 2020, as restated on March 18, 2020 and amended on March 30, 2020 and April 3, 2020 (the "Prospectuses") and Statement of Additional Information (the "SAI"),
dated January 31, 2020, as amended on March 30, 2020 and April 3, 2020

This Supplement provides new and additional information beyond that contained in the Prospectuses and SAI and should be read in conjunction with the Prospectuses and SAI.

Effective June 5, 2020, Erin Garrett no longer serves as a portfolio manager to the Funds. As such, all references to "Erin Garrett" are hereby deleted.

There are no other changes to the Prospectuses or SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-1279 (6/20)